UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 19, 2003

                            ULTRALIFE BATTERIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
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(Commission File Number)                    (I.R.S. Employer Identification No.)

               2000 Technology Parkway, Newark, New York   14513
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               (Address of principal executive offices)  (Zip Code)

                                 (315) 332-7100
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1   Press Release dated August 19, 2003

Item 9. Regulation FD Disclosure.

The Company announced the receipt of a $1.4 million order for its HiRate(TM) D-size lithium cells from one of its U.S. battery assembly customers, a prime contractor to the U.S. Army. Deliveries have begun and are expected to continue through the first quarter of 2004. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.

Dated: August 19, 2003                   By:  /s/ Peter F. Comerford
                                              ----------------------------------
                                              Peter F. Comerford
                                              Vice President - Administration &
                                              General Counsel


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                                Index to Exhibits

(99)  Additional Exhibits

      99.1  Press Release dated August 19, 2003


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